UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016 (April 21, 2016)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FINANCIAL INFORMATION.

Item 2.02.  Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release, dated April 21, 2016, announcing the financial results of Forward Air Corporation for the three months ended March 31, 2016.

Also, attached as Exhibit 99.2 are certain historical operating statistics for each quarter ended from March 31, 2014 through March 31, 2016.

In addition, attached as Exhibit 99.3 are summary segment statement of operations for each quarter ended from March 31, 2015 through December 31, 2015. These 2015 statement of operations reflect the new segment reporting structure implemented during the first quarter of 2016.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this Report.

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated April 21, 2016

No.	Exhibit
99.2	Forward Air Corporation Historical Operating Statistics

No.	Exhibit
99.3	2015 Summary Segment Statement of Operations

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: April 21, 2016	By:	/s/ Rodney L. Bell
Rodney L. Bell Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated April 21, 2016

No.	Exhibit
99.2	Forward Air Corporation Historical Operating Statistics

No.	Exhibit
99.3	2015 Summary Segment Statement of Operations